UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (651) 236-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 12, 2018 at the 2018 Annual Meeting of Shareholders of H.B. Fuller Company (the “Company”), the shareholders of the Company approved the H.B. Fuller Company 2018 Master Incentive Plan. Effective the same day, the Compensation Committee of the Board of Directors of the Company approved the forms of Non-Qualified Stock Option Agreement, Restricted Stock Unit Award Agreement, Restricted Stock Unit Award Agreement for the CEO, Performance Share Award Agreement, and Restricted Stock Unit Award Agreement for Non-Employee Directors attached to this Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

The Non-Qualified Stock Option Agreement and the Restricted Stock Unit Award Agreement forms provide for multi-year vesting of options and restricted stock units respectively in equal annual installments. The Restricted Stock Unit Award Agreement for the CEO allows for vesting of restricted stock units in equal installments over a multi-year period only if one or more performance criteria are met at a threshold or higher level. The Performance Share Award Agreement provides for multi-year vesting of restricted stock units in annual installments in the event that performance criteria are met at least at a threshold level. The number of restricted stock units that vest may increase from the threshold level if higher levels of performance are achieved for specified performance periods. The Restricted Stock Unit Award Agreement for Non-Employee Directors provides for a vesting of restricted stock units on the earlier of a date certain or the date a director reaches the mandatory retirement age. The foregoing description is qualified in its entirety by reference to the forms of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 12, 2018, H.B. Fuller Company (the “Company”) held its 2018 Annual Meeting of Shareholders (“Annual Meeting”) for the purposes of the election of three directors for a three-year term, a non-binding advisory vote to approve the compensation of our named executive officers disclosed in the proxy statement, the ratification of the appointment of KPMG LLP as H.B. Fuller’s independent registered public accounting firm for the fiscal year ending December 1, 2018 and the approval of the H.B. Fuller Company 2018 Master Incentive Plan. As of the record date, there was a total of 50,527,464 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 48,292,746 shares of Common Stock were represented in person or by proxy, therefore a quorum was present.

The voting results for the election of three directors for a three year-term were as follows:

	For	Withheld	Broker Non- Votes
Thomas W. Handley	42,785,863	2,150,196	3,356,687
Maria Teresa Hilado	42,946,165	1,989,894	3,356,687
Ruth Kimmelshue	43,576,157	1,359,902	3,356,687

The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2018 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
26,534,107	18,130,147	271,805	3,356,687

Votes regarding ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 1, 2018, were as follows:

For	Against	Abstain
47,682,365	399,582	210,799

The voting results on the approval of the H.B. Fuller Company 2018 Master Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
37,848,553	6,820,599	266,907	3,356,687

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.2	Form of Restricted Stock Unit Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.3	Form of Restricted Stock Unit Award Agreement for the CEO under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.4	Form of Performance Share Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.5	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2018

H.B. FULLER COMPANY

By:	/s/ Timothy J. Kenan
Timothy J. Kenan
Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.     Description

10.1	Form of Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.2	Form of Restricted Stock Unit Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.3	Form of Restricted Stock Unit Award Agreement for the CEO under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.4	Form of Performance Share Award Agreement under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018
10.5	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the H.B. Fuller Company 2018 Master Incentive Plan for awards made on or after April 12, 2018